UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 18, 2007
                                                         -----------------
                           Delta Financial Corporation
                           ---------------------------
             (Exact Name of Registrant as Specified in its Charter)

          Delaware                   1-12109                 11-33336165
----------------------------  ------------------------      -------------
(State or other jurisdiction  (Commission File Number)      (IRS Employer
      of incorporation)                                   Identification No.)

          1000 Woodbury Road, Suite 200, Woodbury, New York 11797-9003
          ------------------------------------------------------------
               (Address of principal executive offices)     (Zip Code)

       Registrant's telephone number, including area code: (516) 364-8500
                                                           ---------------

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or
Standard; Transfer of Listing.

On December 18, 2007, the Registrant received a Nasdaq Staff Determination letter (the "Determination") from the Listing Qualifications Department (the "Staff") of The Nasdaq Stock Market indicating that, as a result of the Registrant's having filed for protection under Chapter 11 of the U.S. Bankruptcy Code, the Staff has determined, using its discretionary authority under Nasdaq Marketplace Rules 4300 and IM-4300, that the Registrant's securities will be delisted from the Nasdaq Global Market and that trading in the Registrant's common stock will be suspended at the opening of business on December 28, 2007. The Registrant does not intend to file an appeal of the Determination.

The Registrant issued a press release on December 20, 2007 in connection with the notification, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1  Press release of the Registrant, dated December 20, 2007.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            DELTA FINANCIAL CORPORATION
                                            ---------------------------
                                                   (Registrant)

                                            By: /s/ Marc E. Miller
                                                ------------------
                                            Name: Marc E. Miller
                                            Title: Executive Vice President
                                                   and Secretary

Dated: December 20, 2007


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